SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2011

CITADEL EFT, INC.

(Exact name of registrant as specified in its charter)

Nevada	80-0473573
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

825 College Blvd, Ste. 102-328 Oceanside, CA 92057	92057
(Address of Principal Executive Office)	(Zip Code)

(714) 730-8143

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Section 8 - Other Events

Item 8.01 - Other Events

CITADEL EFT, INC.(the "Company") issued a press release, dated August 17, 2011, entitled-"Citadel EFT Inc. Revenues Up 39% From Last Year With Projections of Substantial Growth Imminent"

The press release is in its entirety below:

Citadel EFT Inc. Revenues Up 39% From Last Year With Projections of Substantial Growth Imminent

TUSTIN, CA--08/17/11- Citadel EFT Inc. (OTCQB:CDFT.PK), a fully audited company which offers U.S. merchants credit card terminals and online, mail order and retail credit card processing services, announces today that revenues are up 39% from this time last year and showing all signs of more growth in the short and long term. Citadel EFT Inc. is currently working on many major new developments and also is in serious talks with many financial institutions for a capital infusion to allow us to secure additional merchant portfolios to maximize cash flow and increase profits.

Gary DeRoos, Chairman & CEO of Citadel EFT, says, "We are excited to see that our monthly residual income increased considerably this quarter; we foresee this to continue as we are targeting higher Visa and MasterCard volume processing clients." Business owners are aware that having a terminal to process Visa and MasterCard transactions is vital to their operation while at the same time everyone is trying to cut corners on expenses anywhere they can. Being able to offer business owners an alternative to processing transactions at a fraction of the cost their bank is charging has become a no brainer; the savings add up quickly which in turn add up profits for Citadel EFT.

About Citadel EFT Inc.

Based in Tustin, CA, Citadel EFT Inc. provides credit card merchant account services to retailers. The Company provides a free terminal to the business owner and charges no yearly fees, monthly minimums, statement, or address verification fees. Citadel markets its services directly and also through resellers. To learn more about Citadel EFT Inc. please visit our website: http://www.citadelbankcard.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statements are material. For more information please visit http://www.sec.gov.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CITADEL EFT, INC.
Date: August 17, 2011	/s/ Gary DeRoos
By: Gary DeRoos, Chief Executive Officer & President

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